SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C. 20549

                                    FORM 8-K

                      AMENDMENT TO CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 26, 2004


                            Checkpoint Systems, Inc.
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             (Exact name of registrant as specified in its charter)


                                  Pennsylvania
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         (State or other jurisdiction of incorporation or organization)



                               1-11257 22-1895850
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          (Commission File Number) (I.R.S. Employer Identification No.)



            101 Wolf Drive, P.O. Box 188, Thorofare, New Jersey 08086
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                    (Address of principal executive offices)


                                 (856) 848-1800
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              (Registrant's telephone number, including area code)


                                       N/A
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             (Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange
    Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition
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On October 26, 2004, Checkpoint Systems, Inc. issued a press release announcing its third quarter 2004 operating results. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilties of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


Item 9.01.   Financial Statements and Exhibits.

    (c)      Exhibits
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    99.1     Checkpoint Systems, Inc. press release dated October 26, 2004



                               Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Checkpoint Systems, Inc.


/s/W. Craig Burns
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Executive Vice President,
Chief Financial Officer
And Treasurer


                           Checkpoint Systems, Inc.

                              Index of Exhibits

Exhibit
Number   Description
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99.1        Checkpoint Systems, Inc. press release dated October 26, 2004.